EXHIBIT 24

POWER OF ATTORNEY

I, Martina L. Bradford, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 2004.

/s/ Martina L. Bradford
Martina L. Bradford

POWER OF ATTORNEY

I, Thomas E. Costello, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 5th day of August, 2004.

/s/ Thomas E. Costello
Thomas E. Costello

POWER OF ATTORNEY

I, Robert E. Evanson, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 18th day of August, 2004.

/s/ Robert E. Evanson
Robert E. Evanson

POWER OF ATTORNEY

I, G. Waddy Garrett, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 2004.

/s/ G. Waddy Garrett
G. Waddy Garrett

POWER OF ATTORNEY

I, Keith Hamill, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 16th day of August, 2004.

/s/ Keith Hamill
Keith Hamill

POWER OF ATTORNEY

I, Edward B. Hutton, Jr., do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 20th day of July, 2004.

/s/ Edward B. Hutton, Jr.
Edward B. Hutton, Jr.

POWER OF ATTORNEY

I, Thomas C. Norris, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 16th day of July, 2004.

/s/ Thomas C. Norris
Thomas C. Norris

POWER OF ATTORNEY

I, Russell M. Robinson, II, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 16th day of July, 2004.

/s/ Russell M. Robinson, II
Russell M. Robinson, II

POWER OF ATTORNEY

I, James E. Rogers, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 20th day of July, 2004.

/s/ James E. Rogers
James E. Rogers

POWER OF ATTORNEY

I, Wallace Stettinius, do hereby constitute and appoint Bruce V. Thomas, Paul K. Suijk, Jeffrey M. Gill and Susan S. Ancarrow, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation (“Cadmus”), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the preparation and filing with the Commission of Cadmus’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 22nd day of July, 2004.

/s/ Wallace Stettinius
Wallace Stettinius